Putnam
Premier
Income
Trust

ANNUAL REPORT

July 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "Putnam Premier Income Trust owes its solid performance to several factors . . . On the government side, the fund has recently benefited from its larger-than-average exposure to mortgages. (Mortgages have outperformed other government issues in the past year and a half.)"

                          --  Morningstar Inc., May 23, 1997

* The fund's Trustees have approved changes that allow the fund to maintain larger allocations in the high-yield and international markets. Please refer to an important notice on page 12 explaining the changes.

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

33 Financial statements

42 Results of July 10, 1997 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

* Karsh, Ottawa

Dear Shareholder:

Your fund's multisector strategy was especially useful over the 12 months ended July 31, 1997, since it enabled the portfolio to benefit from strong performance throughout the fixed-income universe. In the international portion of the portfolio, your managers capitalized on investors' growing appetite for emerging-markets bonds; in the taxable fixed-income portion, favorable supply-demand dynamics supported performance of the mortgage-backed securities they emphasized. Finally, high-yield bonds continue to reflect the health of the U.S. economy and the stock market.

In the following report, Kenneth Taubes and his three co-managers discuss positioning strategies within each of the portfolio's sectors and their expectations for fiscal 1998. Ken, who has been managing funds at Putnam for nearly six years, took over as lead manager in April.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 17, 1997



Report from the Fund Managers
Kenneth J. Taubes, lead manager
Jin W. Ho
D. William Kohli
Gail S. Attridge

Over the course of Putnam Premier Income Trust's fiscal year ended July 31, 1997, bond markets around the world overcame the persistent fear that inflation would soon result from strong economic growth. During the period, interest rates declined -- short term somewhat less than long term, resulting in a somewhat flatter yield curve. Declining long-term rates accompanied rising bond prices in all sectors of the fund's portfolio.

Our focus on higher-yielding U.S. corporate holdings, bonds from the world's emerging economies, and U.S. mortgage-backed securities helped produce above-average performance for the year. Your fund's total return of 13.20% at net asset value and 26.24% at market price compares favorably with the benchmarks for each of its sectors. Detailed performance information can be found on pages 9 and 10.

* STRONG ECONOMY SUPPORTS HIGH-YIELD BONDS

U.S. economic activity was ablaze during the fiscal year, particularly in late 1996 and early 1997. Unemployment reached its lowest level in more than 20 years, productivity soared, and commodity prices fell. This combination of factors produced strong and steady earnings gains in the corporate sector during the period, propelling the prices of high-yield corporate bonds.

An additional driving force for high-yield bonds during the year was merger and acquisition activity. Corporations in a number of industries have sought greater efficiency and market share by combining with or acquiring other companies. Issuers of high-yield debt stand to gain investment-grade status through combinations with larger, more seasoned corporations. This was certainly the case during the year as holdings including ADT Ltd., Greenwich Air, UNC Inc., and Echostar Communications announced deals with investment-grade companies. While these securities and others discussed in this report were viewed favorably during the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

The telecommunications sector, which was among the top performing high-yield sectors during the year, was a major emphasis in the portfolio -- and a major contributor to performance. Deregulation in the industry, combined with rulings favorable to competitive local exchange carriers such as Nextel Communications, resulted in strong operating results. The fund also benefited from its exposure to gaming, aerospace, and utility companies during the period.

* EMERGING MARKETS LEAD AS DOLLAR RISES

In general, fixed-income markets outside the United States enjoyed an environment of declining long-term interest rates, moderate economic growth, and little inflation. Bonds in Europe and the emerging markets -- the fund's largest areas of non-U.S. concentration -- rallied during the period.

In the world's developing markets, a number of positive factors contributed to overall strong performance during the year. Comparatively low yields on U.S. Treasuries, increased liquidity in the global bond markets, and positive economic fundamentals in Latin America, Eastern Europe, and Africa resulted in some of the most attractive returns of any asset class. A brief downturn in March, spurred by Federal Reserve Board Chairman Alan Greenspan's congressional testimony and the increase in short-term U.S. rates, only temporarily swayed investors away from the encouraging fiscal and economic developments in many of these markets.


[GRAPHIC OMITTED: vertical bar chart SECTOR ALLOCATION]

SECTOR ALLOCATION*

Plot Points read:

U.S. investment grade          1/31/97            24.2%
                               7/31/97            22.0%
High yield                     1/31/97            42.4%
                               7/31/97            41.1%
Foreign bonds                  1/31/97            28.1%
                               7/31/97            28.9%
Emerging markets               1/31/97             6.2%
                               7/31/97            15.8%

                          1/31/97  Total         100.9%
                          7/31/97  Total         107.8%

Footnote reads:
*Based on net assets. Holdings will vary over time.

In early 1997, for example, the Mexican government repaid the final installment of a $13.5 billion loan from the United States ahead of schedule and also made early payments to the International Monetary Fund. In Argentina, higher-than-expected tax revenues sparked upward revisions in forecasts of 1997 economic growth. Indeed, March's slump gave us an opportunity to boost our emerging-markets holdings, including new or increased positions in South Africa, Eastern Europe (including Russia and Bulgaria), and Mexico. At the end of July, emerging-markets bonds totaled 12% of portfolio holdings.

Within the fund's European segment, a well-timed shift in emphasis in late 1996 away from the smaller, peripheral markets was insufficient to overcome the effects of a rising U.S. dollar, which eroded gains on core holdings. In mid autumn, we opted to sell the fund's Spanish, Italian, and Swedish bonds, whose prices had risen to our target levels because of improving economic and fiscal conditions in the underlying markets. We reinvested the proceeds in the dollar bloc markets of Canada, Australia, and the United Kingdom and increased the fund's weighting in core European markets, such as France and Germany.

The shift in focus was fortunate. Several of Europe's smaller markets suffered setbacks in the first quarter of 1997 because of the prospect of delays associated with European Monetary Union. Meanwhile larger core markets enjoyed continued modest gains on the back of improving economic fundamentals and generally outperformed their smaller European counterparts.

Because of a surge in the value of the U.S. dollar against other key currencies, however, the returns from core European holdings were flat to negative in dollar terms. The dollar's rapid rise in early 1997 took many market participants by surprise because the same conditions that had led to low volatility in the currency markets in 1996 still prevailed. As a result, the fund's European holdings provided the lowest dollar-adjusted returns during the period. By comparison, the fund's emerging-markets holdings finished the period relatively unscathed, since these bonds are issued primarily in the form of dollar-denominated Brady bonds.



TOP SECTOR HOLDINGS*
Top three high-yield holdings
Midland Funding Corp. 13.25%, 2006
Transamerican Energy zereo% 2002
Celcaribe S.A. 114A units stepped-coupon zero%, 2004

Top three U.S. investment-grade holdings
GNMA 7.5% 2022-2027
GNMA 7%, 2025-2026
U.S. Treasury obligations 6.5%, 2026

Top three international holdings
United Mexican States 6.25%, 20219
United Kingdom Treasury bonds 8%, 2021
Argentina (Republic of) 6.88%, 2023

* These holdings represent 22.2% of the fund's net assets as of 7/31/97. Portfolio holdings will vary over time.

* MORTGAGE-BACKED HOLDINGS PROPEL TAXABLE INVESTMENT-GRADE SLEEVE

From a total-return standpoint, 30-year Treasuries provided the greatest gains to investors in U.S. government securities during the year. However, these securities also embody the greatest sensitivity to changing interest rates and thus represent the greatest investment risk. Therefore, given the degree of uncertainty that persisted throughout the year regarding the prospects for inflation, we opted to focus instead on mortgage-backed securities in the fund's taxable investment-grade sector, or "sleeve" (formerly known as the U.S. government securities sleeve).

Within the sleeve, we are maintaining a heavy weighting in mortgage-backed holdings to take advantage of their attractive characteristics in a relatively stable interest-rate environment. To compensate for their inherent risk of prepayment, these securities continue to provide higher yields than most alternatives in the U.S. investment-grade market. In addition, the market's supply and demand dynamics for mortgage-backed securities remain extremely favorable. At the end of July, GNMAs and other mortgage-related securities accounted for roughly three quarters of the fund's taxable investment-grade sleeve.

* POSITIVE OUTLOOK CONTINUES

As the fund enters fiscal 1998, we are cautiously optimistic about the outlook for fixed-income investing. Although modest evidence of slower U.S. economic growth emerged late in the fiscal year, we suspect consumer-driven activity will again put upward pressure on interest rates. In our view, further Fed tightening is not out of the question. Consequently the fund's duration stance is now slightly more defensive than that of its benchmarks.

In the spring, we reduced nondollar holdings and increased the weighting in emerging markets. We currently intend to retain the underweight non-U.S. currencies until fundamental investment conditions change. We remain optimistic about the prospects for high-yield corporate bonds and mortgage-backed securities in the coming months, however, and will continue to take advantage of select opportunities in the emerging markets.

Overall, we believe the fund's flexible investment strategy and commitment to the high-yield, U.S. government, and international sectors should continue to provide better-than-average performance in the coming months.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Premier Income Trust is designed for investors seeking a high level of current income consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 7/31/97

                                             Market
                                  NAV         price
------------------------------------------------------------------
1 year                          13.20%        26.24%
------------------------------------------------------------------
5 years                         62.05         49.82

Annual average                  10.14          8.42
------------------------------------------------------------------
Life of fund
(since 2/29/88)                154.09        127.84
Annual average                  10.41          9.13
------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/97
                                Salomon Bros.
                   Lehman Bros.   Non-U.S.    First Boston  Consumer
                    Government   World Govt.   High Yield    Price
                    Bond Index   Bond Index     Index        Index
---------------------------------------------------------------------
1 year                10.17%      13.96%        16.06%       2.23%
---------------------------------------------------------------------
5 years               40.54       59.79         74.10       14.23
Annual average         7.04        9.83         11.73        2.70
---------------------------------------------------------------------
Life of fund         116.10      108.94        182.76       38.36
(since 2/29/88)
Annual average         8.53        8.14         11.67        3.51
---------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



PRICE AND DISTRIBUTION INFORMATION
12 months ended 7/31/97
---------------------------------------------------------------------
Distributions
---------------------------------------------------------------------
Number                                    12
---------------------------------------------------------------------
Income                                  $0.675
---------------------------------------------------------------------
Capital gains
---------------------------------------------------------------------
Long-term                                --
---------------------------------------------------------------------
Short-term                               --
---------------------------------------------------------------------
  Total                                $0.675
---------------------------------------------------------------------
Share value:                    NAV            Market price
---------------------------------------------------------------------
7/31/96                        $8.53             $7.375
---------------------------------------------------------------------
7/31/97                         8.88              8.562
---------------------------------------------------------------------
Current return:                  NAV           Market price
---------------------------------------------------------------------
End of period
---------------------------------------------------------------------
Current dividend rate1          8.11%              8.41%
---------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by NAV or market value at end of period.


TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)
                                                      Market
                                              NAV      price
----------------------------------------------------------------------
1 year                                     11.71%      18.58%
----------------------------------------------------------------------
5 years                                     61.25      54.38
Annual average                              10.03       9.07
----------------------------------------------------------------------
Life of fund
(since 2/29/88)                            148.64     119.67
Annual average                              10.25       8.79
----------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, market value and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market value is the current trading price of one share of the fund. Market values are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

First Boston High Yield Index* is an unmanaged list of lower-rated higher-yielding U.S. corporate bonds.

Lehman Brothers Government Bond Index* is an unmanaged list of U.S. government and mortgage-backed securities.

Salomon Brothers Non-U.S. World Government Bond Index* is an unmanaged list of bonds issued by 10 countries.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Actions by the Trustees

INVESTMENT POLICY CHANGES ADOPTED
The Trustees approved the following modifications to the fund's investment policies, effective immediately:

The fund may invest up to 65% of its assets in any of the three sectors of the fixed-income market - (1) U.S. government and high-grade domestic corporate bonds, (2) international fixed-income securities, and (3) high-yield or below-investment-grade securities - with a minimum allocation to each sector of 15%.

Securities purchased for the international sector will no longer need a minimum rating of A. Emerging-market securities issued by governmental entities will be included in the international sector rather than, as previously, the high-yield sector. However, not more than 20% of the fund may be invested in international fixed-income securities not rated investment grade by rating agencies (or unrated securities of equivalent quality).

The fund will not invest more than 65% of its assets in securities rated below investment grade by rating agencies (or unrated securities of equivalent quality).

These changes increase the fund's flexibility to make larger allocations to the high-yield and international markets, which have grown considerably in depth and breadth since the fund was launched in 1988. The added flexibility is designed to let the fund take greater advantage of these markets when the manager believes it prudent while still maintaining the fund's character as a diversified fixed-income fund with a commitment to each sector.


Report of independent accountants

To the Trustees and Shareholders of
Putnam Premier Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Premier Income Trust (the "fund") at July 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
September 16, 1997

Portfolio of investments owned
July 31, 1997


CORPORATE BONDS AND NOTES (33.3%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising (0.1%)
------------------------------------------------------------------------------------------------------------
 $   175,000     Adams Outdoor Advertising (L.P.) sr. notes
                   10 3/4s, 2006                                                              $      190,750
     860,000     Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                                 921,275
                                                                                              --------------
                                                                                                   1,112,025

Aerospace and Defense (0.7%)
------------------------------------------------------------------------------------------------------------
      2,500,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                  2,656,250
        335,000  Hawk Corp. sr. notes 10 1/4s, 2003                                                  350,075
      1,000,000  Howmet Corp. sr. sub. notes 10s, 2003                                             1,090,000
      1,565,000  L-3 Communications Corp. 144A sr. sub. notes
                   10 3/8s, 2007                                                                   1,678,463
      1,300,000  Sequa Corp. bonds 8 3/4s, 2001                                                    1,313,000
        690,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                            712,425
                                                                                              --------------
                                                                                                   7,800,213

Agriculture (0.6%)
------------------------------------------------------------------------------------------------------------
      4,931,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon
                   Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                                       3,747,560
      2,905,652  Premium Standard Farms, Inc. sr. secd. notes
                   11s, 2003 [2 DBL. DAGGERS]                                                      3,225,274
                                                                                              --------------
                                                                                                   6,972,834

Apparel (0.2%)
------------------------------------------------------------------------------------------------------------
        325,000  GFSI, Inc. 144A sr. sub. notes 9 5/8s, 2007                                         333,125
      2,275,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                     2,354,625
                                                                                              --------------
                                                                                                   2,687,750

Automotive (0.6%)
------------------------------------------------------------------------------------------------------------
        920,000  A.P.S. Inc. company guaranty 11 7/8s, 2006                                          897,000
        949,000  Aftermarket Technology Corp. sr. sub. notes Ser. D,
                   12s, 2004                                                                       1,058,135
        500,000  Coach USA, Inc. company guaranty 9 3/8s, 2007                                       502,500
      1,090,000  Harvard Industries Inc. sr. notes 11 1/8s, 2005                                     403,300
        500,000  Hayes Wheels International, Inc. 144A sr. sub. notes
                   9 1/8s, 2007                                                                      511,250
      1,500,000  Hayes Wheels International, Inc. 144A sr. sub. notes
                   9 1/8s, 2007                                                                    1,530,000
      1,805,000  Lear Corp. sub. notes 9 1/2s, 2006                                                1,976,475
        730,000  Safety Component International, Inc. 144A sr.
                   sub. notes 10 1/8s, 2007                                                          744,600
                                                                                              --------------
                                                                                                   7,623,260
Banks (1.4%)
------------------------------------------------------------------------------------------------------------
        500,000  Advanta Corp. med. term notes Ser. C, 7.075s, 1999                                  499,765
      2,000,000  Advanta Corp. med. term notes Ser. D, 6.54s, 2000                                 1,973,520
        545,000  Albank Capital Trust 144A company guaranty
                   9.27s, 2027                                                                       578,823
        635,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                        636,588
        370,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                              405,805
        890,000  Espirto Santo Centrais 144A sr. notes 10s, 2007
                   (Luxembourg)                                                                      912,250
      2,500,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                            2,768,750
        375,000  Greenpoint Capital Trust I 144A company
                   guaranty 9.1s, 2027                                                               399,000
        635,000  North Fork Capital Trust I company guaranty
                   8.7s, 2026                                                                        674,916
        345,000  Onbank Capital Trust I 144A company guaranty
                   9 1/4s, 2027                                                                      367,425
        735,000  Peoples Heritage Capital Trust company guaranty
                   Ser. B, 9.06s, 2027                                                               786,450
        360,000  Pioneer Americas Acquisition 144A sr. notes
                   9 1/4s, 2007                                                                      361,800
      3,150,000  Polytama International notes 11 1/4s, 2007                                        3,173,625
        715,000  Provident Capital Trust company guaranty 8.6s, 2026                                 743,285
        410,000  Riggs Capital Trust 144A bonds 8 5/8s 2026                                          427,548
        585,000  Sovereign Capital Trust 144A company guaranty
                   9s, 2027                                                                          619,334
        555,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                      608,891
                                                                                              --------------
                                                                                                  15,937,775

Basic Industrial Products (0.1%)
------------------------------------------------------------------------------------------------------------
        425,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                       450,500
        590,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                           621,943
        510,000  Roller Bearing Co. 144A sr. sub. notes 9 5/8s, 2007                                 526,575
                                                                                              --------------
                                                                                                   1,599,018

Broadcasting (1.7%)
------------------------------------------------------------------------------------------------------------
      1,395,000  Affinity Group Holdings 144A sr. notes 11s, 2007                                  1,492,650
        475,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                 503,500
      1,920,000  Capstar Broadcasting 144A sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 2/1/02), 2009 ++                                1,286,400
        800,000  Capstar Broadcasting 144A sr. sub. notes 9 1/4s, 2007                               822,000
         94,390  Citadel Broadcasting Co. 144A sr. notes 10 1/4s, 2007                               101,941
        715,000  Citadel Broadcasting Co. 144A sr. sub. notes
                   10 1/4s, 2007                                                                     772,200
      3,415,000  Comcast UK Cable, Ltd. deb. stepped-coupon
                   zero % (11.2s, 11/15/00), 2007 (Bermuda) ++                                     2,612,475
      1,500,000  Commodore Media, Inc. sr. sub. notes stepped-coupon
                   7 1/2s, (13 1/4s, 5/1/98), 2003 ++                                              1,635,000
         10,000  Jacor Communications, Inc. company guaranty
                   9 3/4s, 2006                                                                       10,750
      2,250,000  Jacor Communications, Co. 144A company guaranty
                   8 3/4s, 2007                                                                    2,317,500
        840,000  Lenfest Communications, Inc. sr. sub. notes
                   10 1/2s, 2006                                                                     936,600
      3,816,000  Petracom Holdings, Inc. notes stepped-coupon
                   zero % (17 1/2s, 8/1/98), 2003 ++                                               3,663,360
      1,010,000  Radio One Inc. 144A sr. sub. notes stepped-coupon
                   7s, (12s, 5/1/00), 2004 ++                                                        944,350
      1,000,000  Sinclair Broadcasting Group sr. sub. notes 10s, 2005                              1,047,500
      1,225,000  Spanish Broadcasting Systems 144A sr. notes
                   11s, 2004                                                                       1,310,750
      1,005,000  TV Azteca S.A. de cv 144A sr. notes 10 1/2s, 2007
                   (Mexico)                                                                        1,070,325
        500,000  TV Azteca S.A. de cv 144A sr. notes 10 1/8s, 2004
                   (Mexico)                                                                          527,500
                                                                                              --------------
                                                                                                  21,054,801

Building and Construction (1.0%)
------------------------------------------------------------------------------------------------------------
      1,190,000  Atrium Companies Inc. sub. notes 10 1/2s, 2006                                    1,240,575
      1,000,000  Cemex S.A. 144A bonds 12 3/4s, 2006 (Mexico)                                      1,203,750
        400,000  Continental Homes Holding Corp. company
                   guaranty 10s, 2006                                                                419,000
        500,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                            507,500
      2,365,000  Presley Cos. sr. notes 12 1/2s, 2001                                              2,359,088
      5,063,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                       5,771,820
        440,000  Waxman Industries Inc. sr. notes stepped-coupon
                   Ser. B, zero % (12 3/4s, 6/1/99), 2004 ++                                         378,400
                                                                                              --------------
                                                                                                  11,880,133

Buses (0.3%)
------------------------------------------------------------------------------------------------------------
        235,000  Atlantic Express, Transportation Corp.
                   company guaranty 144A, 10 3/4s, 2004                                              247,925
      1,085,000  Blue Bird Body Co. sr. sub. notes Ser. B, 10 3/4s, 2006                           1,155,525
      3,105,000  Consorcio/MCII Holdings sec. notes stepped-coupon
                   zero % (12s, 11/15/98), 2002 ++                                                 2,747,925
                                                                                              --------------
                                                                                                   4,151,375

Business Services (0.3%)
------------------------------------------------------------------------------------------------------------
      2,270,000  Corporate Express, Inc. sr. sub. notes Ser. B,
                   9 1/8s, 2004                                                                    2,275,675
        210,000  Loomis Fargo & Co. company guaranty 10s, 2004                                       211,050
      1,230,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B,
                   11s, 2006                                                                       1,371,450
        465,000  Williams Scoutman Inc. 144A sr.notes 9 7/8s, 2007                                   469,650
                                                                                              --------------
                                                                                                   4,327,825

Cable Television (1.6%)
------------------------------------------------------------------------------------------------------------
        750,000  Adelphia Communications Corp. sr. deb. 11 7/8s, 2004                                806,250
      3,875,000  American Telecasting, Inc. sr. disc. notes stepped-
                   coupon zero % (14 1/2s, 8/15/00), 2005 ++                                       1,007,500
      2,750,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                             1,911,250
      2,275,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                   (United Kingdom) ++                                                             1,882,563
        435,000  Diamond Cable Communication Co. 144A sr. disc.
                   notes stepped-coupon zero % (10 3/4s, 2/15/02),
                   2007 (United Kingdom) ++                                                          258,825
      1,214,953  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]             1,269,626
      5,440,000  Grupo Televisa S.A. sr. disc. notes stepped-coupon
                   zero % (13 1/4s, 5/15/01), 2008 (Mexico) ++                                     3,903,200
      1,975,000  Grupo Televisa S.A. 144A sr. notes 11 7/8s, 2006
                   (Mexico)                                                                        2,251,500
        800,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. B, 14s, 2004                                                                 354,000
        685,000  Heartland Wireless Communications, Inc. 144A
                   sr. notes Ser. D, 13s, 2003                                                       232,900
      1,000,000  Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                                    1,090,000
      1,700,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/1/99), 2004 ++                                        1,513,000
      5,820,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006 (Australia) ++                              3,957,600
                                                                                              --------------
                                                                                                  20,438,214

Cellular Communications (1.5%)
------------------------------------------------------------------------------------------------------------
      5,950,000  Cencall Communications Corp. sr. disc. notes stepped-
                   coupon zero % (10 1/8s, 1/15/99), 2004 ++                                       5,027,750
      1,480,000  Comcast Cellular 144A sr. notes 9 1/2s, 2007                                      1,542,900
        385,000  Consorcio Ecuatoriano 144A notes 14s, 2002
                   (Ecuador)                                                                         416,763
      3,500,000  Dial Call Communications, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (10 1/4s, 12/15/98), 2005 ++                              2,940,000
      1,015,000  Globalstar L.P. Capital 144A sr. notes 11 3/8s, 2004                                969,325
      3,120,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                          2,043,600
        820,000  Intercel, Inc. 144A sr. notes 11 1/8s, 2007                                         844,600
      7,165,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                                 5,391,663
                                                                                              --------------
                                                                                                  19,176,601

Chemicals (0.8%)
------------------------------------------------------------------------------------------------------------
      2,675,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                      2,862,250
      1,185,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                   1,232,400
      1,150,000  Huntsman Corp. 144A sr. sub. notes FRN 9.187s, 2007                               1,187,375
      1,000,000  NL Industries, Inc. sr. notes stepped-coupon zero %
                   (13s, 10/15/98), 2005 ++                                                          967,500
        925,000  Sovereign Specialty Chemical sr. sub. notes 144A
                   9 1/2, 2007                                                                       929,625
      1,275,000  Sterling Chemicals Holdings sr. disc. notes stepped-
                   coupon zero % (13 1/2s, 8/15/01), 2008 ++                                         873,375
        580,000  Sterling Chemicals Inc. sr. sub. notes Ser. A,
                   11 1/4s, 2007                                                                     626,400
        760,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                       768,550
                                                                                              --------------
                                                                                                   9,447,475
Computer Services (0.1%)
------------------------------------------------------------------------------------------------------------
       420,000   DecisionOne Corp. 9 3/4s 2007                                                       430,500
     1,900,000   Interact Systems, Inc. 144A stepped-coupon
                   zero % (14s, 8/1/99), 2003 ++                                                     855,000
                                                                                              --------------
                                                                                                   1,285,500

Conglomerates (0.1%)
------------------------------------------------------------------------------------------------------------
        555,000  Cia Latino Americana 144A company guaranty 11 5/8s,
                   2004 (Argentina)                                                                  589,688
        220,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes
                   13s, 1999                                                                         220,825
                                                                                              --------------
                                                                                                     810,513

Consumer Durable Goods (0.2%)
------------------------------------------------------------------------------------------------------------
        370,000  Coleman Escrow Corp. 144A sr. disc. notes
                   zero %, 2001                                                                      218,300
      1,280,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 11/15/01), 2006 ++                                           704,000
      2,335,000  Remington Products Co. LLC 144A sr. sub. notes
                   Ser. B, 11s, 2006                                                               2,031,450
                                                                                              --------------
                                                                                                   2,953,750

Consumer Non Durables (0.1%)
------------------------------------------------------------------------------------------------------------
        385,000  Foamex (L.P.) 144A sr. sub. notes 9 7/8s, 2007                                      390,775
        365,000  Hedstrom Corp. 144A sr. sub. notes 10s, 2007                                        371,388
                                                                                              --------------
                                                                                                     762,163

Consumer Services (0.4%)
------------------------------------------------------------------------------------------------------------
      4,791,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                    5,318,010

Cosmetics (0.2%)
------------------------------------------------------------------------------------------------------------
        345,000  French Fragrances, Inc. sr. notes Ser. B., 10 3/8s, 2007                            357,506
      3,770,000  Revlon Worldwide Corp. 144A sr. disc. notes
                   zero %, 2001                                                                    2,695,550
                                                                                              --------------
                                                                                                   3,053,056

Electric Utilities (2.1%)
------------------------------------------------------------------------------------------------------------
      4,305,000  AES China Generating Co. sr. notes 10 1/8s, 2006
                   (China)                                                                         4,692,450
      2,000,000  Calpine Corp. sr. notes 10 1/2s, 2006                                             2,175,000
        875,000  CMS Energy Corp. sr. notes 8 1/8s, 2002                                             900,883
      4,225,000  El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                                 4,724,564
      2,750,000  Long Island Lighting Co. deb. 9s, 2022                                            3,105,740
      1,095,000  Long Island Lighting Co. refunding mtge. notes
                   9 5/8s, 2024                                                                    1,150,506
      6,550,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                  8,348,041
      1,375,361  Northeast Utilities System notes Ser. A, 8.58s, 2006                              1,382,101
                                                                                              --------------
                                                                                                  26,479,285
Electronic (0.6%)
------------------------------------------------------------------------------------------------------------
      1,280,000  Celestica International Ltd. 144A sr. sub. notes
                   10 1/2s, 2006 (Canada)                                                          1,390,400
      2,305,000  Dobson Communications Corp. 144A 11 3/4s, 2007                                    2,224,325
        445,000  HCC Industries, Inc. 144A sr. sub. notes 10 3/4s, 2007                              471,700
        460,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                         489,900
      1,420,000  Motors and Gears, Inc. sr. notes Ser. B, 10 3/4s, 2006                            1,505,200
        620,000  Therma-Wave Inc. 144A sr. notes 10 5/8s, 2004                                       669,600
        955,000  Wavetek Corp. 144A sr. sub. notes 10 1/8s, 2007                                     983,650
                                                                                              --------------
                                                                                                   7,734,775

Energy-Related (0.1%)
------------------------------------------------------------------------------------------------------------
        910,000  AES Corp. 144A sr. sub. notes 8 3/8s, 2007                                          926,653

Entertainment (0.2%)
------------------------------------------------------------------------------------------------------------
        750,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                       774,375
      1,800,000  Trump Holdings & Funding Corp. sr. notes
                   15 1/2s, 2005                                                                   2,106,000
                                                                                              --------------
                                                                                                   2,880,375

Environmental Control (0.2%)
------------------------------------------------------------------------------------------------------------
        925,000  Allied Waste Industries, Inc. company guaranty
                   10 1/4s, 2006                                                                   1,008,250
      2,300,000  Allied Waste Industries, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (11.3s, 6/1/02), 2007 ++                                  1,512,250
                                                                                              --------------
                                                                                                   2,520,500

Food and Beverages (0.5%)
------------------------------------------------------------------------------------------------------------
        220,000  Ameriserve Food Co. 144A sr. sub. notes
                   10 1/8s, 2007                                                                     228,250
        575,000  Canandaigua Wine Co. sr. sub. notes Ser. C,
                   8 3/4s, 2003                                                                      580,750
      5,095,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                          5,451,650
         65,000  Nebco Evans Holding Co. 144A sr. disc. notes
                   stepped-coupon zero % (12 3/8s, 7/15/02),
                   2007 ++                                                                            39,000
        185,000  Windy Hill Pet Food Co. 144A sr.sub.notes
                   9 3/4s, 2007                                                                      190,550
                                                                                              --------------
                                                                                                   6,490,200

Health Care Services (0.9%)
------------------------------------------------------------------------------------------------------------
      4,480,000  Columbia/HCA Healthcare Corp. med. term notes
                   7.58s, 2025                                                                     4,653,062
        875,000  Integrated Health Services, Inc. 144A sr. sub. notes
                   9 1/2s, 2007                                                                      927,500
      1,305,000  IMED Corp. 144A sr. sub. notes 9 3/4s, 2006                                       1,353,938
      1,490,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                1,639,000
      1,960,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                    1,979,600
                                                                                              --------------
                                                                                                  10,553,100

Insurance and Finance (1.2%)
------------------------------------------------------------------------------------------------------------
      2,085,000    Aames Financial Corp. sr. notes 9 1/8s, 2003                                    2,157,975
        250,000  APP Finance II Mauritius Ltd. 144A bonds 12s, 2049
                   (Indonesia)                                                                       253,750
        420,000  Colonial Capital I 144A company guaranty 8.92s, 2027                                439,819
        575,000  First Federal Financial Corp. notes 11 3/4s, 2004                                   586,500
      2,250,000  Indah Kiat Financial Mauritius 144A 10s, 2007
                   (Indonesia)                                                                     2,230,313
      1,175,000  Imperial Credit Capital Trust I 144A company
                   guaranty 10 1/4s, 2002                                                          1,177,938
        955,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                             947,838
        705,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                                  736,725
        865,000  Investors Capital Trust I 144A company guaranty
                   9.77s, 2027 (United Kingdom)                                                      925,550
        725,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                          806,563
        370,000  Pacalta Resources Ltd. 144A sr. notes 10 3/4s, 2004
                   (Canada)                                                                          373,700
      2,150,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                          2,268,250
        440,000  Resource America Inc. 144A bonds 12s, 2004                                          444,400
      1,755,000  Vicap SA. 144A company guaranty 11 3/8s, 2007
                   (Mexico)                                                                        1,908,563
                                                                                              --------------
                                                                                                  15,257,884

Lodging (0.2%)
------------------------------------------------------------------------------------------------------------
        500,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                                  505,000
      1,160,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                   1,241,200
      1,250,000  Sun International Hotels Ltd. company guaranty
                   9s, 2007                                                                        1,293,750
                                                                                              --------------
                                                                                                   3,039,950

Medical Supplies and Devices (0.2%)
------------------------------------------------------------------------------------------------------------
      1,285,000  Dade International, Inc. sr. sub. notes Ser. B,
                   11 1/8s, 2006                                                                   1,448,838
        235,000  Leiner Health Products 144A sr. sub. notes
                   9 5/8s, 2007                                                                      243,225
      1,000,000  Wright Medical Technology, Inc. sr. secd. notes Ser. B,
                   10 3/4s, 2000                                                                   1,015,000
                                                                                              --------------
                                                                                                   2,707,063

Metals and Mining (0.3%)
------------------------------------------------------------------------------------------------------------
        340,000  Acindar Industria Argentina de Aceros S.A. bonds
                   11 1/4s, 2004 (Argentina)                                                         363,375
        775,000  Continental Global Group 144A sr. notes Ser. A,
                   11s, 2007                                                                         821,500
        260,000  Echo Bay Mines jr. sub. deb. 11s, 2027 (Canada)                                     241,800
        785,000  Maxxam Group Holdings Inc. sr. notes Ser. B, 12s, 2003                              832,100
        825,000  Royal Oak Mines, Inc. company guaranty Ser. B,
                   11s, 2006 (Canada)                                                                744,563
        150,000  Wells Aluminum 144A notes 10 1/8s, 2005                                             156,750
                                                                                              --------------
                                                                                                   3,160,088
Motion Picture Distribution (0.5%)
------------------------------------------------------------------------------------------------------------
      1,250,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                               1,353,125
      1,295,000  AMC Entertainment, Inc. 144A sr. sub. notes
                   9 1/2s, 2009                                                                    1,327,375
      1,895,600  Cinemark Mexico USA notes Ser. B, 13s, 2003
                   (Mexico) [2 DBL. DAGGERS]                                                       1,819,776
        128,100  Cinemark Mexico USA notes Ser. D, 13s, 2003
                   (Mexico) [2 DBL. DAGGERS]                                                         122,976
      1,505,000  Cinemark USA, Inc. notes 9 5/8s, 2008                                             1,538,863
                                                                                              --------------
                                                                                                   6,162,115

Nursing Homes (0.1%)
------------------------------------------------------------------------------------------------------------
        380,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                           394,250
      1,355,000  Sun Healthcare Group Inc. 144A sr. sub. notes
                   9 1/2s, 2007                                                                    1,399,038
                                                                                              --------------
                                                                                                   1,793,288

Office Equipment (0.2%)
------------------------------------------------------------------------------------------------------------
      2,500,000  United Stationer Supply, Inc. sr. sub. notes
                   12 3/4s, 2005                                                                   2,850,000

Oil and Gas (2.1%)
------------------------------------------------------------------------------------------------------------
      2,305,000  Abraxas Petroleum Corp. 144A sr. notes Ser. B,
                   11 1/2s, 2004                                                                   2,523,975
        490,000  Cliffs Drilling Co. company guaranty Ser. B,
                   10 1/4s, 2003                                                                     534,100
      1,695,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                     1,762,800
        545,000  DI Industries Inc. sr. notes 8 7/8s, 2007                                           547,725
        800,000  Maxus Energy Corp. notes 9 3/8s, 2003                                               858,000
      2,575,000  Panda Global Energy Co. 144A sr. notes 12 1/2s, 2004                              2,523,500
        900,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                                963,000
        365,000  Petsec Energy, Inc. 144A sr. sud. notes 9 1/2s, 2007                                368,650
        185,000  Pogo Producing Co. 144A notes 8 3/4s, 2007                                          189,625
        550,000  Pride Petroleum Services, Inc. 9 3/8s, 2007                                         585,750
        365,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                        365,456
        290,000  Texas Petrochemical Corp. sr. sub. notes 11 1/8s, 2006                              308,850
     10,100,000  Transamerican Energy 144A sr. disc. notes stepped-
                   coupon zero % (13.0s, 6/15/99), 2002 ++                                         7,878,000
      4,000,000  Transamerican Energy 144A sr. notes 11 1/2s, 2002                                 4,000,000
      1,927,000  TransTexas Gas Corp. sr. sub. notes 13 3/4s, 2001                                 2,187,145
        370,000  Wiser Oil Co. 144A sr. sub. notes 9 1/2s, 2007                                      371,850
        145,000  W. R. Carpenter 144A sr. sud. notes 10 5/8s, 2007                                   147,900
                                                                                              --------------
                                                                                                  26,116,326

Packaging and Containers (0.8%)
------------------------------------------------------------------------------------------------------------
      1,700,000  Amtrol, Inc. sr. sub. notes 10 5/8s, 2006                                         1,772,250
      1,000,000  Innova S De R.L. 144A sr. notes 12 7/8s, 2007
                   (Mexico)                                                                        1,060,000
      6,000,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                 6,495,000
        265,000  Printpack, Inc. sr. sub. notes Ser. B, 10 5/8s, 2006                                285,538
        420,000  Radnor Holdings Inc. sr.notes 10s, 2003                                             432,600
        425,000  US Can Corp. company guaranty Ser. B, 10 1/8s, 2006                                 448,375
                                                                                              --------------
                                                                                                  10,493,763

Paging (0.6%)
------------------------------------------------------------------------------------------------------------
        750,000  Arch Communications Group sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 3/15/01), 2008 ++                                         450,000
      2,475,000  Mobile Telecommunications Tech. sr. notes
                   13 1/2s, 2002                                                                   2,697,750
      2,800,000  Pagemart, Inc. sr. disc. notes stepped-coupon zero %
                   (12 1/4s, 11/1/98), 2003 ++                                                     2,513,000
        250,000  Paging Network, Inc. sr. sub. notes 10 1/8s, 2007                                   256,875
      1,475,000  Paging Network, Inc. sr. sub. notes 10s, 2008                                     1,504,500
                                                                                              --------------
                                                                                                   7,422,125

Paper and Forest Products (1.0%)
------------------------------------------------------------------------------------------------------------
      3,225,000  APP International Finance Co. notes 11 3/4s, 2005
                   (Netherlands)                                                                   3,507,188
      2,655,000  Florida Coast Paper LLC 1st mtge. Ser. B,
                   12 3/4s, 2003                                                                   2,840,850
      2,345,000  PT Pabrik Kertas Tjiwi Kimia 144A company guaranty
                   10s, 2004 (Indonesia)                                                           2,365,519
      1,940,000  Repap New Brunswick sr. notes 10 5/8s, 2005
                   (Canada)                                                                        1,843,000
      1,150,000  Riverwood International Corp. company guaranty
                   10 1/4s, 2006                                                                   1,152,875
        650,000  Stone Container Corp. sr. notes 11 7/8s, 2016                                       711,750
                                                                                              --------------
                                                                                                  12,421,182

Publishing (0.5%)
------------------------------------------------------------------------------------------------------------
      4,250,000  American Media Operation, Inc. sr. sub. notes
                   11 5/8s, 2004                                                                   4,675,000
        500,000  Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                      517,500
        370,000  Von Hoffman Press Inc. 144A sr. sub. notes
                   10 3/8s, 2007                                                                     391,275
                                                                                              --------------
                                                                                                   5,583,775

REITs (Real Estate Investment Trusts) (0.1%)
------------------------------------------------------------------------------------------------------------
      1,415,000  HMH Properties, Inc. 144A sr. notes 8 7/8s, 2007
                   (Canada)                                                                        1,468,063

Railroads (0.2%)
------------------------------------------------------------------------------------------------------------
      1,280,000  TFM S.A. de cv 144A company guaranty
                   10 1/4s, 2007 (Mexico)                                                          1,324,800
      1,415,000  TFM S.A. de cv 144A company guaranty stepped-
                   coupon zero % (11.75s, 6/15/02), 2009 (Mexico) ++                                 873,763
                                                                                              --------------
                                                                                                   2,198,563

Recreation (1.6%)
------------------------------------------------------------------------------------------------------------
        460,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                       541,650
        300,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                           296,250
        100,000  Casino Magic Finance Corp. 1st mtge. 11 1/2s, 2001                                   90,250
      1,975,000  Coast Hotels & Casinos, Inc. company guaranty
                   Ser. B, 13s, 2002                                                               2,212,000
      2,563,100  Colorado Gaming & Entertainment Co. sr. notes
                   12s, 2003 [2 DBL. DAGGERS]                                                      2,870,672
      2,050,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                    2,203,750
      2,825,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                          2,810,875
      2,379,000  Louisiana Casino Cruises Corp. 1st mtge.
                   11 1/2s, 1998                                                                   2,402,790
      2,425,000  Mohegan Tribal, Gaming Auth. sr. secd. notes Ser. B,
                   13 1/2s, 2002                                                                   3,201,000
      1,400,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                         1,134,000
        500,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                  500,625
      2,106,000  Trump Castle notes 11 1/2s, 2000                                                  2,106,000
                                                                                              --------------
                                                                                                  20,369,862

Restaurants (0.2%)
------------------------------------------------------------------------------------------------------------
        335,000  AmeriKing, Inc. sr. notes 10 3/4s, 2006                                             355,100
      1,800,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                               1,926,000
                                                                                              --------------
                                                                                                   2,281,100

Retail (0.3%)
------------------------------------------------------------------------------------------------------------
      1,600,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                        1,664,000
        540,000  Specialty Retailers 144A company guaranty
                   8 1/2s, 2005                                                                      545,400
        180,000  Specialty Retailers 144A company guaranty 9s, 2007                                  181,350
        635,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                    688,975
        475,000  William Carter Co. sr. sub. notes Ser. A, 10 3/8s, 2006                             504,688
                                                                                              --------------
                                                                                                   3,584,413

Satellite Services (0.3%)
------------------------------------------------------------------------------------------------------------
        600,000  Echostar Communications Corp. stepped-coupon
                   zero % (12 7/8s, 6/1/99), 2004 ++                                                 513,750
      1,275,000  Echostar DBS Corp. 144A company guaranty
                   12 1/2s, 2002                                                                   1,294,125
        940,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon
                   zero % (12.5s, 2/01/02), 2007 ++                                                  573,400
        820,000  TCI Satellite Entertainment 144A sr. sub. notes
                   10 7/8s, 2007                                                                     848,700
                                                                                              --------------
                                                                                                   3,229,975

Semiconductors (0.4%)
------------------------------------------------------------------------------------------------------------
        593,287  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                    604,411
        629,637  Cirent Semiconductor 144A sr. sub. notes
                   10.14s, 2004                                                                      641,443
        825,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                   11.74s, 2008                                                                      862,125
      1,810,000  Fairchild Semiconductor Corp. 144A sr. sub. notes
                   10 1/8s, 2007                                                                   1,918,600
        745,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero %, (11.5s, 8/15/00) 2003
                   (Canada) ++                                                                       476,800
        910,000  Viasystems Inc. 144A sr. sub. notes 9 3/4s, 2007                                    947,538
                                                                                              --------------
                                                                                                   5,450,917
Specialty Consumer Products (0.1%)
------------------------------------------------------------------------------------------------------------
      1,455,000  Sassco Fashions Ltd. 144A notes 12 3/4s, 2003 ##                                  1,542,300

Steel (0.2%)
------------------------------------------------------------------------------------------------------------
        820,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                               865,100
        400,000  Altos Hornos De Mexico 144A bonds 11 7/8s, 2004
                   (Mexico)                                                                          436,000
      1,500,000  Ispat Mexicana, S.A. 144A bonds 10 3/8s, 2001
                   (Mexico)                                                                        1,586,250
                                                                                              --------------
                                                                                                   2,887,350

Supermarkets (0.4%)
------------------------------------------------------------------------------------------------------------
      1,045,000  Fleming Companies, Inc. 144A sr. sub. notes
                   10 1/2s, 2004                                                                   1,073,738
        315,000  Marsh Supermarkets, Inc. 144A sr. sub. notes
                   8 7/8s, 2007                                                                      318,938
      1,370,000  Shoppers Food Warehouse 144A sr. notes
                   9 3/4s, 2004                                                                    1,411,100
        120,000  Stater Brothers Holdings 144A sr. sub. notes 9s, 2004                               123,300
      1,700,000  Stater Brothers sr. notes 11s, 2001                                               1,853,000
                                                                                              --------------
                                                                                                   4,780,076

Telecommunications (2.5%)
------------------------------------------------------------------------------------------------------------
        710,000  American Communication Services, Inc. 144A sr.
                   notes 13 3/4s, 2007                                                               752,600
      1,960,000  American Communication Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                                1,161,300
        175,000  Brooks Fiber Properties, Inc. sr. disc. notes stepped-
                   coupon zero % (10 7/8s, 3/1/01), 2006 ++                                          129,500
      5,360,000  CellNet Data Systems, Inc. sr. disc. notes stepped-
                   coupon Ser. B, zero % (13s, 6/15/00), 2005 ++                                   3,805,600
      1,280,000  Charter Communications International, Inc. disc.
                   notes stepped-coupon Ser. B, zero % (14s, 3/15/01),
                   2007 ++                                                                           908,800
      1,250,000  Charter Communications International, Inc. sr. notes
                   Ser. B, 11 1/4s, 2006                                                           1,371,875
      1,695,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                   1,889,925
      2,355,000  Frontiervision Operating Partners L.P. sr. sub. notes
                   11s, 2006                                                                       2,536,335
      2,026,000  GST Telecommunications,Inc. company guaranty
                   stepped-coupon zero % (13 7/8s, 15/15/00),
                   2005 ++                                                                         1,357,420
      1,150,000  GST Equipment Funding 144A sr. notes 13 1/4s, 2007                                1,270,750
      4,015,000  Hyperion Telecommunication Corp. sr. disc. notes stepped-coupon Ser. B, zero % (13s, 4/15/01),
                   2003 ++                                                                         2,429,075
      5,270,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 9/15/00), 2005 ++                                              4,057,900
     2,750,000   Intermedia Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (11 1/4s, 7/15/02),
                   2007 ++                                                                         1,760,000
     1,420,000   ITC Deltacom, Inc. 144A sr. notes 11s, 2007                                       1,483,900
     1,400,000   Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                      1,305,500
     1,760,000   Pratama Datakom Asia BV 144A company
                   guaranty 12 3/4s, 2005 (Indonesia)                                              1,755,600
     1,325,000   Rogers Cantel, Inc. deb. 9 3/8s, 2008 (Canada)                                    1,437,625
     1,320,000   Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                                1,006,500
       785,000   Winstar Equipment Corp. 144A company guaranty
                   12 1/2s, 2004                                                                     792,850
                                                                                              --------------
                                                                                                  31,213,055

Telephone Services (1.0%)
------------------------------------------------------------------------------------------------------------
     1,045,000   Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006 (Brazil)                                                          1,101,169
     1,700,000   McLeod, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (10 1/2s, 3/1/02), 2007 ++                                               1,130,500
     1,300,000   Nextlink Communications, Inc. sr. notes 12 1/2s, 2006                             1,456,000
     4,000,000   NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                             4,105,000
     3,250,000   RSL Communications, Ltd. company guaranty
                   12 1/4s, 2006                                                                   3,347,500
     1,000,000   Sprint Spectrum L.P. sr. notes 11s, 2006                                          1,122,500
                                                                                              --------------
                                                                                                  12,262,669

Textiles (0.3%)
------------------------------------------------------------------------------------------------------------
       900,000   Polymer Group, Inc. 144A sr. sub. notes 9s, 2007                                    924,750
     2,000,000   Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                                       2,267,500
                                                                                              --------------
                                                                                                   3,192,250

Transportation (0.2%)
------------------------------------------------------------------------------------------------------------
       260,000   Chemical Leaman Corp. 144A sr. notes 10 3/8s, 2005                                  269,100
     1,600,000   Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s,
                   2003 (Greece)                                                                   1,620,000
                                                                                              --------------
                                                                                                   1,889,100

Wireless Communications (1.2%)
------------------------------------------------------------------------------------------------------------
       390,000   Grupo Iusacell S.A. 144A sr. notes 10s, 2004 (Mexico)                               400,238
     1,140,000   International Wireless Communications, Inc. sr. disc.
                   notes zero %, 2001                                                                649,800
     2,875,000   Iridium LLC/Capital Corp. 144A sr. notes 14s, 2005                                2,889,375
     2,005,000   Omnipoint Corp. sr. notes 11 5/8s, 2006                                           1,944,850
     1,850,000   Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                   1,794,500
     5,980,000   Pricellular Wireless sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 11/15/97), 2001 ++                                         6,443,450
       490,000   Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                                       498,575
       450,000   Western Wireless Corp. sr. sub. notes 10 1/2s, 2007                                 472,500
                                                                                              --------------
                                                                                                  15,093,288
                                                                                              --------------
                 Total Corporate Bonds and Notes
                   (cost $397,077,366)                                                        $  414,427,719

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (31.7%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (24.9%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Corp.
    23,837,381     8 1/2s, with due dates from April 1, 2026 to
                   June 15, 2027                                                                  24,865,265
    11,928,542     6 1/2s, with due dates from December 1, 2011
                   to April 1, 2012                                                               11,883,816
                 Federal National Mortgage Association
    18,527,211     8s, with due dates from May 1, 2026 to
                   September 1, 2026                                                              19,100,262
    20,150,964     7 1/2s, with due dates from July 1, 2025 to
                   June 1, 2027                                                                   20,478,428
    15,913,141     7s, with due dates from November 1, 2025 to
                   April 15, 2027                                                                 15,888,164
        72,043     6 1/2s, with due dates from June 1, 2023 to
                   February 1, 2024                                                                   70,469
    34,305,000   Federal National Mortgage Association TBA 6.5s,
                   September 16, 2027                                                             33,275,850
                 Government National Mortgage Association
     8,850,000     8 1/2s, TBA, September 16, 2027                                                 9,242,940
    14,955,000     8 1/2s, TBA, August 16, 2027                                                   15,618,553
    17,147,202     8 1/2s, with due dates from February 15, 2026 to
                   March 15, 2027                                                                 17,908,032
    20,829,143     8s, with due dates from January 15, 2026 to
                   February 15, 2027                                                              21,506,117
     3,570,000     7 1/2s, TBA, August 16, 2027                                                    3,631,333
    65,540,478     7 1/2s, with due dates from August 15, 2022 to
                   May 15, 2027                                                                   66,685,021
    42,678,474     7s, with due dates from July 1, 2025 to July 15, 2026                          42,745,088
     7,400,000     5 1/2s, TBA, September 16, 2027                                                 7,396,522
                                                                                              --------------
                                                                                                 310,295,860

U.S. Treasury Obligations (6.8%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
    10,330,000     8 1/8s, August 15, 2019                                                        12,447,650
       780,000     6 5/8s, February 15, 2027                                                         814,367
    33,640,000     6 1/2s, November 15, 2026 #                                                    34,386,472
                 U.S. Treasury Notes
    20,724,000     6 1/2s, October 15, 2006                                                       21,365,201
    16,025,000     6 1/4s, March 31, 1999                                                         16,165,219
                                                                                              --------------
                                                                                                  85,178,909
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $386,676,301)                                                        $  395,474,769

FOREIGN GOVERNMENT BONDS AND NOTES (18.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
AUD         9,680,000   Australia (Government of) bonds Ser. 1106,
                           6 3/4s, 2006                                                       $    7,450,363
AUD        14,100,000   Australia (Government of) bonds Ser. 302,
                           9 3/4s, 2002                                                           12,124,694
USD        14,861,000   Bank of Foreign Economic Affairs of Russia
                           (Vnesheconombank) principal loan FRN,
                            Libor plus 13/16, 2020 +##+++                                         10,402,700
USD         9,820,000   Bank of Foreign Economic Affairs of Russia
                           (Vnesheconombank) 1999 (Non performing)+                                9,359,688
CAD         7,940,000   Canada (Government of) bonds
                           Ser. WB60, 7 1/4s, 2007                                                 6,389,790
CAD        12,460,000   Canada (Government of) bonds
                           Ser. WE00, 5 1/2s, 2002                                                 9,134,139
DKK        55,700,000   Denmark (Government of) bonds 7s, 2026                                     7,935,695
DEM        48,440,000   Germany (Federal Republic of ) Bonds
                           Ser. 97, 6 1/2s 2027                                                   27,339,641
DEM        31,265,000   Germany (Federal Republic of) bonds
                           Ser. 97, 6s, 2007                                                      17,552,579
ITL    17,775,000,000   Italy (Government of) bonds 8 3/4s, 2006                                  11,345,155
ITL    44,535,000,000   Italy (Government of) bonds 6 1/4s, 2002                                  25,064,208
ITL    31,405,000,000   Italy (Government of) bonds 7 3/4s, 2001                                  18,521,236
ITL    22,880,000,000   Italy (Government of) bonds 6s, 2000                                      12,771,051
PEN         2,435,000   Peru (Government of) 144A Ser. US, 4s                                      1,604,056
ZAR         7,720,000   South Africa (Republic of) bonds Ser. 153,
                          13s, 2010                                                                1,572,128
ESP     2,140,290,000   Spain (Government of) bonds 9.4s, 1999                                    14,722,070
GBP        18,050,000   United Kingdom Treasury bonds 8s, 2021                                    33,540,869
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $222,122,488)                                                        $  226,830,062

BRADY BONDS (11.0%) *[DIAMOND]
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    35,955,000   Argentina (Republic of) Ser. L-GL, 6.875s, 2023                              $   32,359,500
     6,753,140   Argentina (Republic of) deb. 6 3/4s, 2005                                         6,423,924
    12,732,000   Bulgaria (Government of)deb. Ser. PDI,6.688s, 2011                                9,867,300
    36,694,237   Brazil (Republic of) C bond 8s, 2014 +++                                         31,006,631
     3,044,000   Ecuador (Government of) 6.438s, 2025                                              2,393,345
    50,880,000   United Mexican States sec. Ser. B, 6 1/4s, 2019                                  41,976,000
    14,750,000   Venezuela (Government of) deb. Ser. DL, 6 3/4s, 2007                             13,735,938
                                                                                              --------------
                 Total Brady Bonds (cost $142,252,060)                                        $  137,762,638

PREFERRED STOCKS (2.7%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
         8,146   Alliance Gaming Corp. Ser. B, $15.00 pfd. [2 DBL. DAGGERS]                    $     830,892
        21,000   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                         588,000
        30,360   Cablevision Systems Corp. Ser. M, $11.125
                   dep. shs. pfd. [2 DBL. DAGGERS]                                                 3,210,570
       108,000   California Federal Bancorp Inc. Ser. A, $2.28 pfd.                                2,835,000
         5,500   Capstar Broadcasting Inc. 144A $12.00 pfd.                                          578,875
        17,311   Chancellor Radio Broadcasting 144A $12.00 pfd.                                    1,990,765
        29,725   Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                     1,590,288
         6,875   Chevy Chase Savings Bank $3.25 pfd.                                                 213,125
         9,300   Citadel Broadcasting Co. 144A $13.25 pfd. [2 DBL. DAGGERS]                          997,425
        34,730   Diva Systems Corp. Ser. C, $6.00 pfd.                                               397,311
         1,532   Granite Broadcasting 144A $12.75 pfd. [2 DBL. DAGGERS]                            1,623,920
         3,314   ICG Holdings, Inc. $14.25 pfd. (Canada)                                           3,777,960
         2,607   Intermedia Communication Ser. B, $13.50 pfd.                                      2,945,910
         4,010   Nextel Communications Inc. 144A $13.00 pfd. [2 DBL. DAGGERS]                      4,270,650
        32,117   Nextlink Communications, Inc. Ser. 144A $7.00 pfd.                                1,846,728
         2,067   NTL Inc. 144A Ser. B, $13.00 pfd. [2 DBL. DAGGERS]                                2,273,700
        14,250   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                      1,653,000
         1,490   Spanish Broadcasting Systems 144A $14.25 pfd. [2 DBL. DAGGERS]                    1,564,500
         8,560   Von Hoffman Corp. 144A $13.50 pfd.                                                  244,816
                                                                                              --------------
                 Total Preferred Stocks (cost $29,439,718)                                     $  33,433,435

UNITS (1.5%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
           790   Advanced Radio Telecommunications units 14s, 2007                             $     799,875
           385   Celcaribe S.A. 144A units stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 (Brazil) ++                                            7,315,000
         4,405   Colt Telecommunications Group PLC units
                   stepped-coupon zero % (12s, 12/15/01), 2006
                   (United Kingdom) ++                                                             2,907,300
           380   DecisionOne Holdings Corp. units 11 1/2s, 2008                                      227,050
         1,715   Diva Systems Corp. 144A units stepped-coupon
                   zero % (13s, 5/15/01), 2006 ++                                                  1,500,625
           250   Fresenius Medical Care units Ser. D, zero %,
                   (Germany)                                                                         259,375
           180   Hedstrom Holdings, Inc. units stepped-coupon
                   zero % (12s, 6/1/02), 2009 ++                                                     111,150
         2,590   McCaw International Ltd. 144A units stepped-
                   coupon zero % (13s, 4/15/02), 2007 ++                                           1,424,500
         1,310   Orion Network Systems units stepped-coupon
                   zero % (12.5s, 1/15/02), 2007 ++                                                  795,825
           740   Stone Container Corp. units sr. sub. 12 1/4s, 2002                                  769,600
         2,565   Wireless One, Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                        641,250
           960   XCL Ltd. units 13 1/2s, 2004                                                        979,200
         4,700   XCL Ltd. units cum pfd. zero %                                                      408,900
                                                                                              --------------
                 Total Units (cost $15,022,063)                                                $  18,139,650

COMMON STOCKS (0.7%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
           525   AmeriKing, Inc. +                                                             $      26,250
        42,880   CellNet Data Systems Inc. +                                                         530,640
        86,149   Computervision Corp. +                                                              296,137
       136,975   Grand Union Co. (acquired 6/20/95,
                   cost $7,750,000) [DBL. DAGGERS]+                                                  171,219
        10,934   IFINT Diversified Holdings 144A +                                                   109,340
         1,658   PMI Holdings Corp. 144A +                                                           530,560
         1,186   Premium Holdings L.P. 144A +                                                          5,929
       250,248   PSF Holdings LLC Class A +                                                        6,631,572
        36,750   Specialty Foods Corp. 144A +                                                          9,188
        11,900   Terex Corp. Rights +                                                                238,000
                                                                                              --------------
                 Total Common Stocks (cost $17,475,180)                                       $    8,548,835

CONVERTIBLE BONDS AND NOTES (0.6%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
     1,180,000   APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                   (United Kingdom)                                                           $    1,171,233
     1,200,000   Corporate Express, Inc. cv. notes 4 1/2s, 2000                                    1,078,582
       647,000   GST Telecommunications, Inc. cv. sr. disc. notes stepped-
                   coupon zero % (13 7/8s, 12/15/00), 2005 ++                                        582,300
       700,000   Integrated Device Technology, Inc. cv. sub. notes
                   5 1/2s, 2002                                                                      612,500
       450,000   National Semiconductor Corp. 144A cv. deb.
                   6 1/2s, 2002                                                                      482,063
     3,483,000   Pricellular Wireless Corp. 144A cv. sub. notes stepped-
                   coupon zero % (10 3/4s, 8/15/00), 2004 ++                                       2,978,047
                                                                                              --------------
                 Total Convertible Bonds and Notes
                   (cost $5,630,633)                                                          $    6,904,725

PURCHASED OPTIONS OUTSTANDING (0.7%) *
NUMBER OF                                                                 EXPIRATION DATE/
CONTRACTS                                                                 STRIKE PRICE                 VALUE
------------------------------------------------------------------------------------------------------------
JPY   3,600,000,000   Japanese Government Bond                              August 97
                        Futures Contract (call)                             JPY118            $    2,567,089
USD     161,600,000   U.S. T bond (call)                                    September97               34,212
                                                                            $103,75                2,979,904
USD      13,385,000   U.S. dollar in exchange for                           September97               34,212
                        German Deutsche Mark                                DEM1.845                 174,407
JPY   7,200,000,000   Japanese Government Bond                              August 97                 34,181
                        Futures contracts (call)                            JPY124                 1,591,899
USD      20,350,100   U.S. dollar in exchange for                           August97                  34,181
                        Japanese yen                                        JPY112.1               1,060,240
                                                                                              --------------
                 Total Purchased Options Outstanding
                   (cost $4,730,603)                                                          $    8,373,539

COLLATERALIZED MORTGAGE OBLIGATIONS (2.7%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
     4,135,000   Chemical Master Credit Card Trust Ser. 95-2, Class A,
                   6.23s, 2003                                                                $    4,153,070
     1,275,000   Contimortgage Home Equity Loan Trust Ser. 97-1,
                   Class M2, 7.67s, 2025                                                           1,306,875
     1,857,124   Federal Home Loan Mortgage Corp.
                   Ser. 35, Class JZ, 7s, 2027                                                     1,718,044
                 Federal National Mortgage Association Strips Ser. 284
    12,907,245     Class 1, Principal only, zero%, 2027                                            9,333,551
    12,907,245     Class 2, Interest only, 7.5s, 2027                                              3,795,537
     2,320,000   Government National Mortgage Association
                   Ser. 97-1, Class 7.5s, 2027                                                     2,392,863
     2,817,326   Rural Housing Trust Ser. 87-1, Class D, 6.33s,
                   April 1, 2026                                                                   2,804,057
     8,240,000   Sears Credit Account Master Trust Ser. 95-5, Class A,
                    6.05s, 2004                                                                    8,167,900
                                                                                              --------------
                 Total Collateralized Mortgage Obligations
                   (cost $33,454,176)                                                         $   33,671,897

WARRANTS (0.2%) *+
NUMBER OF WARRANTS                                                          EXPIRATION DATE            VALUE
------------------------------------------------------------------------------------------------------------
        95,000   Becker Gaming Corp. 144A                                   11/15/00            $        950
         5,375   County Seat Holdings, Inc.                                 10/15/98                     108
           940   Esat Holdings Warrant                                      2/1/07                    18,800
         1,015   Globalstar Telecom 144A                                    2/15/04                   60,900
           700   Grand Union Co. Ser. 1 (acquired 6/20/95,
                   cost $280) [DBL. DAGGERS]                                6/16/00                       28
         1,399   Grand Union Co. Ser Z (acquired 6/20/95
                   cost $140) [DBL. DAGGERS]                                6/16/00                       14
         2,815   Hyperion Telecommunications 144A                           4/15/01                   84,450
       187,200   Insight Communications Co. 144A                            3/1/98                   468,000
        20,856   Intelcom Group 144A                                        9/15/05                  302,412
         1,900   Interact Systems Inc.                                      8/1/03                       475
         3,025   Intermedia Communications 144A                             6/1/00                   151,250
         1,140   International Wireless
                   Communications Holdings 144A                             8/15/01                       11
        10,452   Louisiana Casino Cruises, Inc. 144A                        12/1/98                  522,600
        36,815   Nextlink Communications, Inc. 144A                         2/1/09                       368
        12,880   Pagemart, Inc. 144A                                        12/31/03                  96,600
         5,600   Petracom Holdings, Inc. 144A                               8/1/05                    39,900
        46,534   President Riverboat Casinos, Inc.                          9/30/99                   23,267
         2,000   RSL Communications Ltd. 144A                               11/15/06                  50,000
         7,445   SDW Holdings Corp. 144A                                    12/15/06                  96,785
           990   Spanish Broadcasting Systems 144A                          6/30/99                  138,600
           680   Sterling Chemicals Holdings                                8/15/08                   23,800
        24,000   UCC Investor Holding, Inc. 144A                            10/31/99                 300,000
           455   Wright Medical Technology, Inc. 144A                       6/30/03                   45,488
                                                                                              --------------
                 Total Warrants (cost $2,370,334)                                             $    2,424,806

CONVERTIBLE PREFERRED STOCKS (0.1%) *(cost $1,082,250)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
        18,000   Granite Broadcasting $1.938 cv. pfd.                                         $    1,072,125

SHORT-TERM INVESTMENTS (4.4%) *(cost $54,945,790)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    54,937,000   Interest in $323,552,000 joint repurchase agreement
                   dated July 31, 1997 with SBC Warburg Sec. due
                   August 1, 1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $54,945,790 for an
                   effective yield of 5.76%                                                   $   54,945,790
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,312,278,962) ***                                  $1,342,009,990
------------------------------------------------------------------------------------------------------------

               * Percentages indicated are based on net assets of $1,245,444,300

             *** The aggregate identified cost on a tax basis is $1,315,275,381, resulting in gross unrealized appreciation and depreciation of $65,758,925 and $39,024,316, respectively, or net unrealized appreciation of $26,734,609.

               + Non-income-producing security.

              ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

             +++ A portion of the income will be received in additional securities.

   [DBL. DAGGER] Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 1997 was
                 $171,261 or less than of 0.1% of net assets.

 [2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.

                # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31,
                  1997

               ## When-issued securities (Note 1).

        [DIAMOND] Brady Bonds are foreign bonds collateralized by the U.S. Government. The rates are floating and are the current rates at July 31, 1997.

                  144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                  TBA after the name of a security represents to be announced securities (Note 1).

                  The rates shown on a floating rate note (FRN) are current interest rates shown at July 31, 1997 which are subject to change based on terms of the security.





Diversification by Country
-----------------------------------------------------------------------------
Distribution of investments by country of issue at July 31, 1997:
(as percentage of Market Value)
Argentina                       3.0%     Russia             1.5%
Australia                       1.8      Spain              1.1
Brazil                          3.0      United Kingdom     3.4
Canada                          2.1      United States     67.4
Germany                         3.4      Venezuela          1.0
Italy                           5.0      Others             3.2
Mexico                          4.1      ----------------------
                                         Total            100.0%



Forward Currency Contracts to Sell at July 31, 1997
(aggregate face value $171,431,448)
                                                                               Unrealized
                                     Market  Aggregate Face    Delivery     Appreciation/
                                       Value          Value      Date      (Depreciation)
----------------------------------------------------------------------------------------
Australian Dollars                15,561,771     15,639,410     Sep 97        $   77,639
British Pounds                     2,535,029      2,521,276     Sep 97            (13,753)
Deutschemarks                        613,552        662,637     Jun 98             49,085
Deutschemarks                     56,955,694     59,946,093     Sep 97          2,990,399
Italian Lira                      47,355,491     49,400,386     Sep 97          2,044,895
Japanese Yen                      19,266,259     20,377,552     Sep 97          1,111,293
Spanish Peseta                     1,122,490      1,154,874     Sep 97             32,384
Swedish Krona                      1,753,017      1,786,201     Sep 97             33,184
Swiss Franc                       18,530,608     19,943,019     Sep 97          1,412,411
-----------------------------------------------------------------------------------------
                                                                                7,737,537
-----------------------------------------------------------------------------------------



Forward Currency Contracts to Buy at July 31, 1997
(aggregate face value $210,012,039)
                                      Market Aggregate Face    Delivery        Unrealized
                                       Value          Value      Date        Depreciation
----------------------------------------------------------------------------------------
Australian Dollars               $ 3,138,568    $ 3,285,943     Sep 97      $   (147,375)
Canadian Dollar                    3,555,245      3,564,551     Sep 97            (9,306)
Danish Krone                         838,211        845,899     Sep 97            (7,688)
Deutschemarks                     43,953,285     46,436,063     Sep 97        (2,482,778)
French Franc                      33,906,722     35,473,210     Sep 97        (1,566,488)
Italian Lira                       1,002,347      1,079,123     Sep 97           (76,776)
Japanese Yen                      78,998,509     84,300,179     Sep 97        (5,301,670)
Polish Zloty                       3,351,035      3,623,073     Jun 98          (272,038)
Swedish Krona                      9,233,004      9,817,215     Sep 97          (584,211)
Swiss Franc                       18,456,227     20,003,382     Sep 97        (1,547,155)
Venezuelan Bolivar                 1,576,034      1,583,401     Jun 98            (7,367)
----------------------------------------------------------------------------------------
                                                                             (12,002,852)
----------------------------------------------------------------------------------------




Forward Currency Contracts to Buy at July 31, 1997

                                     Market  Aggregate Face    Delivery        Unrealized
                                      Value           Value      Date        Depreciation
----------------------------------------------------------------------------------------
UST Note 10 Year (Short)         $43,956,000    $42,833,784     9-Sep-97     $(1,122,216)
----------------------------------------------------------------------------------------
                                                                             $(1,122,216)
----------------------------------------------------------------------------------------




TBA Sale Commitments at July 31, 1997
proceeds receivable $61,696,804)
                                                           Settlement      Market
Description                      Principal Amount          Date            Value
----------------------------------------------------------------------------------------
FNMA, 8s August 2039             $18,527,000               8/12/1997      $19,100,040
GNMA 7s, August 2039              42,677,000               8/20/1997       42.745,552
----------------------------------------------------------------------------------------
                                                                          $61,845,592

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,312,278,962) (Note 1)                                             1,342,009,990
---------------------------------------------------------------------------------------------------
Cash                                                                                      1,654,250
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           17,076,096
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          112,041,560
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                             201,909
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                            7,781,791
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                            409,818
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,481,175,414

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     8,419,940
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                          1,117,682
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                        149,824,618
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,116,916
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  178,338
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               21,033
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,664
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                              12,047,106
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      158,225
---------------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $61,696,804)                        61,845,592
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       235,731,114
---------------------------------------------------------------------------------------------------
Net assets                                                                            1,245,444,300

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       1,229,563,197
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                               (20,153,722)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment and
foreign currency transactions (Note 1)                                                   11,966,714
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                             24,068,111
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                            1,245,444,300

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net asset value per share ($1,245,444,300 divided by
140,248,960 shares)                                                                           $8.88
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $124,737)                                      $100,282,020
--------------------------------------------------------------------------------------------------
Dividends                                                                                  601,786
--------------------------------------------------------------------------------------------------
Total investment income                                                                100,883,806

Expenses:
Compensation of Manager (Note 2)                                                         8,353,009
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,187,605
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          47,984
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            20,660
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     63,283
--------------------------------------------------------------------------------------------------
Registration fees                                                                              200
--------------------------------------------------------------------------------------------------
Auditing                                                                                    51,296
--------------------------------------------------------------------------------------------------
Legal                                                                                       51,320
--------------------------------------------------------------------------------------------------
Postage                                                                                    202,696
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                      118,256
--------------------------------------------------------------------------------------------------
Other                                                                                       35,856
--------------------------------------------------------------------------------------------------
Total expenses                                                                          10,132,165
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (167,446)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             9,964,719
--------------------------------------------------------------------------------------------------
Net investment income                                                                   90,919,087
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        23,956,893
--------------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                       290,721
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              4,039,447
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                      (5,866,416)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures,
and TBA sale commitments during the year                                                30,385,823
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 52,806,468
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $143,725,555
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                                 Year ended July 31
                                                                                 -------------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   90,919,087     $   89,437,806
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                            28,287,061         34,931,641
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in
foreign currencies                                                                       24,519,407        (21,947,783)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    143,725,555        102,421,664
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (90,919,087)       (91,016,918)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                       (3,860,069)        (1,695,936)
----------------------------------------------------------------------------------------------------------------------
Shares repurchased (Note 4)                                                              (3,356,370)          (229,350)
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             45,590,029          9,479,460

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     1,199,854,271      1,190,374,811
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $20,153,722 and
$9,585,083, respectively)                                                             1,245,444,300      1,199,854,271
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of year                                                 140,679,960        140,709,960
----------------------------------------------------------------------------------------------------------------------
Shares repurchased                                                                         (431,000)           (30,000)
----------------------------------------------------------------------------------------------------------------------
Shares outstanding at end of year                                                       140,248,960        140,679,960
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

---------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                 Year Ended July 31
---------------------------------------------------------------------------------------------------------------------------
                                            1997             1996             1995             1994             1993
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.53            $8.46            $8.29            $8.87            $8.51
---------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                        .65              .64              .68              .64              .71
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .38              .09              .17             (.50)             .42
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.03              .73              .85              .14             1.13
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.65)            (.65)            (.58)            (.70)            (.71)
---------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                           (.03)            (.01)              --             (.02)            (.06)
---------------------------------------------------------------------------------------------------------------------------
From return of capital                        --               --             (.10)              --               --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.68)            (.66)            (.68)            (.72)            (.77)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.88            $8.53            $8.46            $8.29            $8.87
---------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value (%)(a)                     26.24             7.94             6.86              .95             1.92
---------------------------------------------------------------------------------------------------------------------------
Market value,
end of period                              $8.56            $7.38            $7.44            $7.63            $8.25
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,245,444       $1,199,854       $1,190,375       $1,166,726       $1,249,193
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .83              .85              .82              .86              .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   7.42             7.43             8.29             7.30             8.14
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    262.01           332.00           196.83           242.29           250.65
---------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment.

(b) The ratio of expenses to average net assets for the period ended July 31, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
July 31, 1997

Note 1
Significant accounting policies

Putnam Premier Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. investment grade sector, high yield sector and international sector of the fixed income securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service approved by the Trustees or dealers which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management") the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a (when-issued or forward commitment) or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of gains and losses on forward foreign currency contracts, currency gains and losses on foreign bonds, losses on wash sale transactions, market discount, post October foreign loss deferrals and taxable character of distributions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended July 31, 1997, the Fund reclassified $6,708,570 to increase distributions in excess of net investment income and $5,664,109 to increase paid-in-capital, with an increase to accumulated net realized gain on investments and foreign currency transactions of $1,044,461. The calculations of investment income per share in the financial highlights table exclude these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any amount over $1.5 billion.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1997, fund expenses were reduced by $167,446 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,278 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended July 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,984,836,949 and $2,015,479,589, respectively. Purchases and sales of U.S. government obligations aggregated $1,102,622,317 and $1,081,273,278, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                   Contract         Premiums
                                    Amounts         Received
------------------------------------------------------------
Contracts
outstanding at
beginning of
period                                   --              $--
------------------------------------------------------------
Options written                  29,072,100          446,257
------------------------------------------------------------
Options sold                    (29,072,100)        (446,257)
------------------------------------------------------------
Options
outstanding at
end of period                            --             $--
------------------------------------------------------------

Note 4
Share Repurchase Program

The Trustees authorized the fund to repurchase up to 7,000,000 of its shares in the open market. Repurchases will only be made when the fund's shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund's shareholders. Any repurchases of shares will have the effect of increasing the net asset value per share of remaining shares outstanding. For the year ended July 31, 1997, the fund repurchased 431,000 shares for $3,356,370, which reflects a discount from net asset value of 10.67%.

Federal tax information
(Unaudited)

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Results of July 10, 1997 shareholder meeting

An annual meeting of shareholders of the fund was held on July 10, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:
                                                       Votes
                                  Votes for         withheld
Jameson Adkins Baxter           109,016,983        2,739,417
Hans H. Estin                   109,016,917        2,739,483
John A. Hill                    109,041,565        2,714,835
R.J. Jackson                    109,054,075        2,702,325
Elizabeth T. Kennan             109,006,285        2,750,115
Lawrence J. Lasser              109,028,630        2,727,770
Robert E. Patterson             109,053,017        2,703,383
Donald S. Perkins               109,008,820        2,747,580
William F. Pounds               109,004,547        2,751,753
George Putnam                   109,013,603        2,742,797
George Putnam, III              109,028,617        2,727,783
A.J.C. Smith                    109,054,535        2,701,865
W. Nicholas Thorndike           109,023,996        2,732,404

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 109,513,242 votes for, and 922,476 votes against, with 1,320,683 abstentions and broker non-votes.

A proposal to convert your fund from closed-end to open-end status and authorize certain related amendments to the Agreement and Declaration of Trust was approved as follows: 13,218,049 votes for, and 46,250,232 votes against, with 52,288,119 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Jin W. Ho
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Gail S. Attridge
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.



PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

35888-073   9/97